UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

May 3, 2017

Date of Report (Date of Earliest Event Reported)

The Chemours Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36794	46-4845564
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
Of Incorporation)	File Number)	Identification No.)

1007 Market Street

Wilmington, Delaware, 19899

(Address of principal executive offices)

Registrant’s telephone number, including area code: (302) 773-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

EXPLANATORY NOTE

The Chemours Company is filing this Amendment to its Current Report on Form 8-K filed with the SEC on May 1, 2017 (the “Original Form 8-K”) in order to correct a description contained in the reconciliation table of 2017 Estimated GAAP Net Income to Estimated Adjusted EBITDA that was included in our earnings release attached as Exhibit 99.1 to the Original Form 8-K. The caption “Estimated Income Before Income Taxes” is now replaced with the caption “Estimated Net Income”. This Amendment is filed solely to correct this typographical error. No changes to the other information furnished with the Original Form 8-K have been made.

Item 2.02Results of Operations and Financial Condition.

On May 1, 2017, The Chemours Company issued a press release regarding its first quarter 2017 financial results. A copy of the press release was furnished as Exhibit 99.1 to the Original Form 8-K. The reconciliation table of 2017 Estimated GAAP Net Income to Estimated Adjusted EBITDA included in the press release is replaced with the following table:

The Chemours Company
Reconciliations of Non-GAAP Information (Unaudited)

(Dollars in millions)

2017 Estimated GAAP Net Income to Estimated Adjusted EBITDA Tabular Reconciliation

(Dollars in millions)
Estimated Net Income [1]	$540 - $630
Provision for income taxes 1 2	160 - 170
Interest expense, net	200
Depreciation and amortization	280
Other reconciling items [1] [3]	(30)
Estimated Adjusted EBITDA [1]	$1,150 - $1,250

[1]

Our estimates reflect our current visibility and expectations of market factors, such as but not limited to, currency movements, TiO2 prices and end-market demand.  Actual results could differ materially from the current estimates due to market factors and unknown or uncertainty of other factors, such as, an estimate of non-operating pension benefit costs with respect to our foreign pension plans including settlements or curtailments, cost savings actions that may be taken in the future, the impact of currency movements on our results including exchange gains and losses and the related tax effects.

[2]	Provisions for income tax is based on our current estimate of geographic mix of earnings and does not include potential tax effect of future discrete items.
[3]	Includes non-operating pension benefit income, exchange gains and losses, gain on sale of assets, restructuring and other charges recognized in the first quarter of 2017.

The information furnished with this Current Report on Form 8-K/A shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it will not be deemed incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CHEMOURS COMPANY

By:	/s/ Mark E. Newman
Mark E. Newman
Senior Vice President and
Chief Financial Officer

Date:	May 3, 2017